Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned individually acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of such person and that subsequent amendments to this statement on Schedule 13D may be filed on behalf of such person without the necessity of filing an additional joint filing agreement.

Dated: August 2, 2021

ASHMORE INVESTMENT MANAGEMENT LIMITED

By: /s/ Alexandra Autrey
Name: Alexandra Autrey
Title: Authorised Signatory

ASHMORE CAYMAN SPC LIMITED

By: /s/ Sean Inggs
Name: Sean Inggs
Title: Director

NORTHERN TRUST (GUERNSEY) LIMITED

AS CUSTODIAN AND AGENT FOR AND ON BEHALF OF

ASHMORE GLOBAL SPECIAL SITUATIONS FUND 4

LIMITED PARTNERSHIP

ACTING THROUGH ITS GENERAL PARTNER

ASHMORE GLOBAL SPECIAL SITUATIONS FUND 4 (GP) LIMITED

By: /s/ Lucy Mahy
Name: Lucy Mahy
Title: Authorised Signatory

By: /s/ Claire Field
Name: Claire Field
Title: Authorised Signatory

NORTHERN TRUST (GUERNSEY) LIMITED

AS CUSTODIAN AND AGENT FOR AND ON BEHALF OF

ASHMORE GLOBAL SPECIAL SITUATIONS FUND 5

LIMITED PARTNERSHIP

ACTING THROUGH ITS GENERAL PARTNER

ASHMORE GLOBAL SPECIAL SITUATIONS FUND 5 (GP) LIMITED

By: /s/ Lucy Mahy
Name: Lucy Mahy
Title: Authorised Signatory

By: /s/ Claire Field
Name: Claire Field
Title: Authorised Signatory
Page 27 of 28 Pages

Exhibit 99.1

ASHMORE GROUP PLC

By: /s/ Alexandra Autrey
Name: Alexandra Autrey
Title: Authorised Signatory

ASHMORE INVESTMENT ADVISORS LIMITED

By: /s/ Alexandra Autrey
Name: Alexandra Autrey
Title: Authorised Signatory

NORTHERN TRUST (GUERNSEY) LIMITED AS CUSTODIAN AND AGENT FOR AND ON BEHALF OF ASHMORE EMERGING MARKETS DEBT AND CURRENCY FUND LIMITED

By: /s/ Lucy Mahy
Name: Lucy Mahy
Title: Authorised Signatory

By: /s/ Claire Field
Name: Claire Field
Title: Authorised Signatory

THE NORTHERN TRUST COMPANY, LONDON BRANCH AS CUSTODIAN AND AGENT FOR AND ON BEHALF OF ASHMORE EMERGING MARKETS DEBT FUND

By: /s/ Mark Tierney
Name: Mark Tierney
Title: 2VP

NORTHERN TRUST (GUERNSEY) LIMITED AS DEPOSITORY AND AGENT FOR AND ON BEHALF OF ASSET HOLDER PCC LIMITED in respect of ASHMORE EMERGING MARKETS LIQUID INVESTMENT PORTFOLIO

By: /s/ Lucy Mahy
Name: Lucy Mahy
Title: Authorised Signatory

By: /s/ Claire Field
Name: Claire Field
Title: Authorised Signatory

Page 28 of 28 Pages